UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2014

HOMEFED CORPORATION.
(Exact name of registrant as specified in its charter)

Delaware	001-10153	33-0304982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1903 Wright Place, Suite 220
Carlsbad, CA 92008
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (760) 918-8200

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No.1 (this “Amendment No. 1”) amends the Form 8-K filed with the U.S. Securities and Exchange Commission by HomeFed Corporation (the “Company”) on April 3, 2014 (the “Original 8-K”).  This Amendment No. 1 is made solely to include Item 3.02.  Except for the foregoing, no new or revised information or transactions are being reported.

Item 3.02       Unregistered Sales of Equity Securities.

As reported under Item 2.01 of the Original 8-K, the Company issued 6,986,337 unregistered shares of the Company’s common stock to Leucadia National Corporation in exchange for the Purchased Assets (as defined in the Original 8-K).  In doing so, the Company relied upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.  Reference is made to Item 2.01 of the Original 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HomeFed Corporation

Date: April 17, 2014	By:	/s/ Erin N. Ruhe
Erin N. Ruhe
Vice President

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